UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2026

OBSIDIAN THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-43430	42-1977778
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1030 Massachusetts Avenue, Cambridge MA	02138
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (781) 806-6245

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	OBX	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

As previously disclosed in the Current Report on Form 8-K filed by Obsidian Therapeutics, Inc., with the Securities Exchange Commission (“SEC”) on August 3, 2026 (the “Original Filing”), on the Closing Date, Parent completed the previously announced Mergers pursuant to the Merger Agreement dated April 14, 2026, by and among Parent, Legacy Obsidian, Legacy Galera, Obsidian Merger Sub and Galera Merger Sub. This Current Report on Form 8-K/A (this “Amendment No. 1”) has been filed to amend and supplement the Original Filing and provide the financial statements described in Item 9.01 below, which were not previously filed with the Original Filing, and which are permitted to be filed by amendment no later than 71 calendar days after the date the Original Filing was required to be filed with the SEC. No other changes have been made to the Original Filing. This Amendment No. 1 should be read in conjunction with the Original Filing. Capitalized terms used herein that are not otherwise defined shall have the meanings set forth in the Original Filing.

The pro forma financial information included as Exhibit 99.3 to this Amendment No. 1 has been presented for illustrative purposes only, as required by Form 8-K, and is not intended to, and does not purport to, represent what the combined company’s actual results or financial condition would have been if the Mergers had occurred on the relevant date, and is not intended to project the future results or financial condition that the combined company may achieve following the Mergers.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Businesses or Funds Acquired.

The audited financial statements of Obsidian Therapeutics Sub, Inc. for the years ended December 31, 2025 and 2024 and the related notes thereto are included in the information statement/prospectus which formed a part of the Registration Statement, and are incorporated herein by reference.

The unaudited condensed consolidated financial statements of Obsidian Therapeutics Sub, Inc., as of June 30, 2026, and for the six months ended June 30, 2026 and 2025 are filed as Exhibit 99.1 hereto and are incorporated herein by reference.

The unaudited management's discussion and analysis of financial condition and results of operations of Obsidian Therapeutics Sub, Inc., as of June 30, 2026 is filed as Exhibit 99.2 hereto and are incorporated herein by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined financial statements of Obsidian Therapeutics, Inc., as of and for the six months ended June 30, 2026, are filed as Exhibit 99.3 hereto and are incorporated herein by reference.

(c) Shell Company Transactions.

None.

(d) Exhibits.

Exhibit No.	Description

99.1	Unaudited condensed consolidated financial statements of Obsidian Therapeutics Sub, Inc., as of June 30, 2026 and for the six months ended June 30, 2026 and 2025.

99.2	Unaudited Management's Discussion and Analysis of financial condition and results of operations of Obsidian Therapeutics Sub, Inc., as of June 30, 2026.

99.3	Unaudited pro forma condensed combined financial statements of Obsidian Therapeutics, Inc., as of and for the six months ended June 30, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OBSIDIAN THERAPEUTICS, INC.

Date: August 14, 2026	By:	/s/ Madan Jagasia
	Name:	Madan Jagasia
	Title:	Chief Executive Officer, Director